SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 9, 2004

AmeriCredit Automobile Receivables Trust 2004-1

(Exact name of registrant as specified in its charter)

United States	333-105878-05	Applied for
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Chris A. Choate, Esq. 801 Cherry Street, Suite 3900 Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Item 2.	Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $575,000,000 in principal amount of Securities (the “Securities”) on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2004-1 (the “Trust”) issued $118,000,000 Class A-1 1.278% Asset Backed Notes, $198,000,000 Class A-2 2.31% Asset Backed Notes, $93,990,000 Class A-3 3.22% Asset Backed Notes, $49,330,000 Class B 3.70% Asset Backed Notes, $57,840,000 Class C 4.22% Asset Backed Notes, $57,840,000 Class D 5.07% Asset Backed Notes, and $40,830,000 Class E 7.00% Asset Backed Notes (collectively, the “Notes”) on June 17, 2004 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of June 9, 2004, between the Trust and JPMorgan Chase Bank, as Trustee and Trust Collateral Agent.

The Notes evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans financed thereby.

As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated June 2, 2004 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

1.1 Underwriting Agreement, dated as of June 2, 2004, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the “Seller”), and Credit Suisse First Boston LLC, as Representative of the Underwriters (the “Representative”).

4.1 Indenture, dated as of June 9, 2004, between AmeriCredit Automobile Receivables Trust 2004-1 (the “Trust”) and JPMorgan Chase Bank, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of June 9, 2004, between the Seller and Wilmington Trust Company, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of June 9, 2004, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, JPMorgan Chase Bank, as Trust Collateral Agent, and Systems & Services Technologies, Inc., as Backup Servicer.

10.1 Purchase Agreement, dated as of June 9, 2004, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

99.1 Statistical information for the receivables as of the Initial Cutoff Date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2004-1

By:	AmeriCredit Financial Services, Inc., as Sponsor

By:	/s/ CHRIS A. CHOATE
Name:	Chris A. Choate
Title:	Executive Vice President, Secretary and Chief Legal Officer

Dated: June 22, 2004

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 2, 2004, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the “Seller”), and Credit Suisse First Boston LLC, as Representative of the Underwriters (the “Representative”).

4.1	Indenture, dated as of June 9, 2004, between AmeriCredit Automobile Receivables Trust 2004-1 (the “Trust”) and JPMorgan Chase Bank, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of June 9, 2004, between the Seller and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of June 9, 2004, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, JPMorgan Chase Bank, as Trust Collateral Agent, and Systems & Services Technologies, Inc., as Backup Servicer.

10.1	Purchase Agreement, dated as of June 9, 2004, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

99.1	Statistical information for the receivables as of the Initial Cutoff Date.

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